SUPERIOR COURT OF WASHINGTON FOR SNOHOMISH COUNTY

TEACHERS INSURANCE & ANNUITY ASSOCIATION, Plaintiff, v. NEAH POWER SYSTEMS, INC., a Washington corporation, Defendant.	NO. CONFESSION OF JUDGMENT, ORDER AND WRIT OF RESTITUTION (Clerk's Action Required)

I. JUDGMENT

Defendant above-named does hereby authorize and confess to a judgment against it as follows:

1.	Judgment Creditor:	TEACHERS INSURANCE & ANNUITY ASSOCIATION
2.	Judgment Debtor:	NEAH POWER SYSTEMS, INC., a Washington corporation
3.	Principal Judgment Amount:	$350,000.00
4.	Prejudgment Interest:	$0
5.	Attorney's Fees:	$2,500.00
6.	Costs:	$500.00
7.	Principal Judgment Amount, Interest, Costs, and Attorney's Fees shall bear Interest at 12% per annum.	

Williams, Kastner & Gibbs PLLC
601 Union Street, Suite 4100
Seattle, Washington 98101-2380
(206) 628-6600

8. Attorney for Judgment Creditor: Matthew D. Green of Williams, Kastner & Gibbs PLLC

II. DEFENDANT'S STATEMENT

Defendant acknowledges and agrees that the above-referenced amount totaling $350,000, less any payments tendered subsequent to execution of this pleading pursuant to Section 3 of the 4th Lease Amendment dated November 1, 2011 of the below referenced Lease Agreement as Amended, is justly due plaintiff.

This consent and Confession of Judgment arises out of defendant's breach of the parties' written Lease Agreement dated March 5, 2001, as Amended ("Lease"), which included under Section 3 of the 4th Lease Amendment repayment of defendant's outstanding payment obligation owed to plaintiff and accrued through October 31, 2011.

Additionally, defendant confesses and consents that as a result of its breach of the above-referenced Lease, plaintiff is entitled to have the Clerk of the Court issue a Writ of Restitution restoring to plaintiff possession of the subject leased premises situated at 22118 20th Avenue SE, Suite 142, Bothell, Snohomish County, WA, without the necessity of a show cause hearing under RCW 59.12 et seq.

DATED this _____ day of November, 2011.

NEAH POWER SYSTEMS, INC., a Washington corporation

By:____________________________
(Print)__________________________
Its:____________________________

Williams, Kastner & Gibbs PLLC
601 Union Street, Suite 4100
Seattle, Washington 98101-2380
(206) 628-6600

STATE OF ________________)
) ss.
COUNTY OF ______________)

On this day personally appeared before me ____________________________, to me known to be the ____________________________ of NEAH POWER SYSTEMS, INC., a Washington corporation, that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute the same instrument.

GIVEN under my hand and official seal this _____ day of _______________, 2011.

____

____
(print notary's name)
Notary Public in and for the State of _____________,
residing at ___________________________________.
My commission expires: _________________________.

III. ORDER

THIS MATTER having come before the undersigned based on the foregoing Judgment by Confession, the Court having reviewed the same and finding it sufficient within the terms of RCW 4.60 et seq., now, therefore, it is hereby

ORDERED, ADJUDGED AND DECREED that there is no just reason for delay and the clerk is expressly directed to enter said Judgment by Confession as a final judgment of this Court. It is further

ORDERED that pursuant to RCW 59.12 et seq. the Clerk of the Court shall issue a Writ of Restitution directing the Sheriff to restore possession of the following premises to plaintiff: 22118 20th Avenue SE, Suite 142, Bothell, Snohomish County, WA. Plaintiff shall be authorized to immediately cause the locks to the premises to be changed in order to prevent defendant from accessing said premises. In enforcing the Writ of Restitution the Sheriff shall be authorized to BREAK AND ENTER as necessary.

Williams, Kastner & Gibbs PLLC
601 Union Street, Suite 4100
Seattle, Washington 98101-2380
(206) 628-6600

DONE IN OPEN COURT ________________________.

____
JUDGE/COURT COMMISSIONER

PRESENTED BY:

s/Matthew D. Green, WSBA #18046
Matthew D. Green, WSBA #18046
Attorneys for Plaintiff
WILLIAMS, KASTNER & GIBBS PLLC
601 Union Street, Suite 4100
Seattle, WA 98101-2380
Telephone: (206) 628-6600
Fax: (206) 628-6611
Email: mgreen@williamskastner.com

COPY RECEIVED; APPROVED AS TO FORM; NOTICE OF PRESENTATION WAIVED:

NEAH POWER SYSTEMS, INC.,
a Washington corporation

By:______________________________
(Print)____________________________
Its:______________________________

____

Timothy M. Woodland, WSBA #233787
Attorneys for Defendant
CAIRNCROSS & HEMPELMANN
524 Second Avenue, Suite 500
Seattle, WA 98104-2323
Telephone: (206) 587-0700
Fax: (206) 587-2308
Email: twoodland@cairncross.com